Exhibit 21.1

SUBSIDIARIES OF MAGUIRE PROPERTIES, INC.

Subsidiaries[1]	Jurisdiction In Which Organized	Percentage of Voting Securities Owned Directly or Indirectly By Parent[2]
Maguire Properties, L.P.	Maryland	86.4%
Maguire Properties Services, Inc.	Maryland	100.0%
MP—Solana Services GP, LLC	California	100.0%
MP—Solana Services LP, LLC	California	100.0%
Maguire Properties—Solana Services, L.P.	Texas	100.0%
Maguire MO Manager, LLC	Delaware	100.0%
Maguire Macquarie Management, LLC	Delaware	50.0%
Maguire Properties—355 S. Grand Junior Mezzanine, LLC	Delaware	100.0%
Maguire Properties—355 S. Grand Mezzanine, LLC	Delaware	100.0%
Maguire Properties—355 S. Grand, LLC	Delaware	100.0%
Maguire Properties—3301 Exposition, LLC	Delaware	100.0%
Maguire Properties—3030 Olympic, LLC	Delaware	100.0%
North Tower Mezzanine, LLC	Delaware	100.0%
North Tower, LLC	Delaware	100.0%
Maguire Properties—Lantana North, LLC	Delaware	100.0%
Maguire Properties—Lantana South, LLC	Delaware	100.0%
Maguire Properties—Glendale, LLC	California	100.0%
Maguire Properties—611 N. Brand Mezzanine, LLC	Delaware	100.0%
Maguire Properties—611 N. Brand, LLC	Delaware	100.0%
Maguire Properties—Glendale II, LLC	Delaware	100.0%
Maguire Partners—Plaza Las Fuentes, LLC	Delaware	100.0%
Maguire Properties—350 S. Figueroa Mezzanine, LLC	Delaware	100.0%
Maguire Properties—350 S. Figueroa, LLC	Delaware	100.0%
Maguire Properties—Park Place Hotel, LLC	Delaware	100.0%
Maguire Properties—Park Place Master Development, LLC	Delaware	100.0%
Maguire Properties—Park Place Parking, LLC	Delaware	100.0%
Maguire Properties—Park Place Shops, LLC	Delaware	100.0%
Maguire Properties—Park Place SP Development, LLC	Delaware	100.0%
Maguire Properties—Park Place, LLC	Delaware	100.0%
Maguire Properties—Park Place PS2, LLC	Delaware	100.0%
Maguire Properties—Park Place PS5, LLC	Delaware	100.0%
Maguire Properties—3121 Michelson, LLC	Delaware	100.0%
Maguire Properties—3161 Michelson, LLC	Delaware	100.0%
Maguire Properties—Irvine MV Development, LLC	Delaware	100.0%
Maguire Properties—17885 Von Karman, LLC	Delaware	100.0%
Maguire Properties—555 W. Fifth Mezzanine, LLC	Delaware	100.0%
Maguire Properties—555 W. Fifth, LLC	Delaware	100.0%
New BHE, LLC	Delaware	100.0%
Bunker Hill Junior Mezzanine, LLC	Delaware	100.0%
Bunker Hill Senior Mezzanine, LLC	Delaware	100.0%
Library Square Associates, LLC	Delaware	100.0%
Maguire Properties—9775 Scranton, LLC	Delaware	100.0%
Maguire Properties—9755 Scranton, LLC	Delaware	100.0%
Maguire Properties Holdings I, LLC	Delaware	100.0%

Exhibit 21.1

SUBSIDIARIES OF MAGUIRE PROPERTIES, INC.

Subsidiaries[1]	Jurisdiction In Which Organized	Percentage of Voting Securities Owned Directly or Indirectly By Parent[2]
Maguire Properties—207 Goode, LLC	Delaware	100.0%
Maguire Properties—755 S. Figueroa, LLC	Delaware	100.0%
Maguire Properties—PacArts West, LLC	Delaware	100.0%
Maguire Properties Holdings II, LLC	Delaware	100.0%
Maguire Properties TRS Holdings, Inc.	Maryland	100.0%
Maguire Properties—700 N. Central, LLC	Delaware	100.0%
Maguire Properties—801 N. Brand, LLC	Delaware	100.0%
Maguire Properties—701 N. Brand, LLC	Delaware	100.0%
Maguire Properties—1920 Main Plaza, LLC	Delaware	100.0%
Maguire Properties—2010 Main Plaza, LLC	Delaware	100.0%
Maguire Properties—Mission City Center, LLC	Delaware	100.0%
Maguire Properties—Pacific Arts Plaza, LLC	Delaware	100.0%
Maguire Properties—2385 Northside, LLC	Delaware	100.0%
Maguire Properties Holdings III, LLC	Delaware	100.0%
Maguire Properties—4050 W. Metropolitan, LLC	Delaware	100.0%
Maguire Properties—500 Orange Center Development, LLC	Delaware	100.0%
Maguire Properties—Stadium Towers II, LLC	Delaware	100.0%
Maguire Properties—Brea Corporate Center Development, LLC	Delaware	100.0%
Maguire Properties—Brea Financial Development, LLC	Delaware	100.0%
Maguire Properties Holdings IV, LLC	Delaware	100.0%
MP—2600 Michelson Mezzanine, LLC	Delaware	100.0%
Maguire Properties—2600 Michelson, LLC	Delaware	100.0%
Maguire Properties—18581 Teller, LLC	Delaware	100.0%
Maguire Properties—Two Cal Plaza, LLC	Delaware	100.0%
Maguire Properties—Griffin Towers, LLC	Delaware	100.0%
Maguire Properties—Brea Financial Commons, LLC	Delaware	100.0%
Maguire Properties—Brea Corporate Place, LLC	Delaware	100.0%
Maguire Properties—500 Orange Tower, LLC	Delaware	100.0%
Maguire Properties—550 S. Hope, LLC	Delaware	100.0%
Maguire Properties—Stadium Towers Mezzanine, LLC	Delaware	100.0%
Maguire Properties—Stadium Towers, LLC	Delaware	100.0%
Maguire Properties TRS Holdings II, Inc.	Maryland	100.0%
MP—City Tower Mezzanine, LLC	Delaware	100.0%
Maguire Properties—City Tower, LLC	Delaware	100.0%
Maguire Properties—City Plaza, LLC	Delaware	100.0%
Maguire Properties—3800 Chapman, LLC	Delaware	100.0%
Maguire Properties—City Tower II, LLC	Delaware	100.0%
Maguire Properties—City Parkway Mezzanine, LLC	Delaware	100.0%
Maguire Properties—City Parkway, LLC	Delaware	100.0%
Maguire Properties—18301 Von Karman, LLC	Delaware	100.0%
DH Von Karman Maguire, LLC	Delaware	1.0%
DH Von Karman Holding, LLC	Delaware	1.0%
DH Von Karman Member SPE, LLC	Delaware	1.0%

Exhibit 21.1

SUBSIDIARIES OF MAGUIRE PROPERTIES, INC.

Subsidiaries[1]	Jurisdiction In Which Organized	Percentage of Voting Securities Owned Directly or Indirectly By Parent[2]
DH Von Karman SPE, LLC	Delaware	1.0%
Maguire Macquarie Office, LLC	Delaware	20.0%

1.	All of the subsidiaries listed above are included in the consolidated financial statements. Inactive subsidiaries have not been included in the above list.

2.	Parent refers to Maguire Properties, Inc. (a Maryland corporation) and excludes Directors’ qualifying shares.